                                                                   EXHIBIT 10.21



                          PURCHASE AND SALE AGREEMENT
                                      AND
                           JOINT ESCROW INSTRUCTIONS



                           WESTLAKE PLAZA PARTNERS,
                       A CALIFORNIA LIMITED PARTNERSHIP

                                  as "Seller"



                              KILROY INDUSTRIES,
                           A CALIFORNIA CORPORATION

                                  as "Buyer"

                                     INDEX
                                     -----


(S)    CAPTION                                                            PAGE
---    -------                                                            ----
1.       SALE OF THE PROPERTY.............................................  1

2.       ESCROW...........................................................  2

3.       DEPOSITS AND PURCHASE PRICE......................................  2

4.       CONDITIONS TO CLOSING............................................  3

5.       CLOSING OF ESCROW................................................  6

6.       DEFAULTS AND REMEDIES............................................ 11

7.       REPRESENTATIONS AND WARRANTIES................................... 12

8.       OPERATION OF THE PROPERTY BEFORE CLOSING......................... 16

9.       POST-CLOSING MATTERS............................................. 17

10.      BROKERS.......................................................... 17

11.      MISCELLANEOUS PROVISIONS......................................... 18


         EXHIBITS
         --------

A        Legal description of Land

B        Map or depiction of Land

C        Escrow General Provisions

D        Grant Deed and D.T.T. Statement

E        Assignment of Leases

F        General Assignment

G        Bill of Sale

H        Rent Roll

I        Tenant Estoppel Certificate

J        Landlord Estoppel Certificate

K        Seller's Notice to Tenants

                          PURCHASE AND SALE AGREEMENT
                          ---------------------------
                         AND JOINT ESCROW INSTRUCTIONS
                         -----------------------------


To:  Continental Lawyers Title Insurance         Escrow No. 21723 SL
     Company                                     ("Escrow")
     200 East Carrillo, Suite 100                Attn: Susan Lowe
     Santa Barbara, CA  93101                    Phone (805) 965-7091
                                                 Fax (805) 568-3880



          This Purchase and Sale Agreement and Joint Escrow Instructions ("Agreement") is entered into effective as of June 6, 1996 between WESTLAKE PLAZA PARTNERS, a California limited partnership ("Seller"), and KILROY INDUSTRIES, a California corporation ("Buyer"), as follows:

1.   SALE OF THE PROPERTY
     --------------------

     Buyer agrees to purchase from Seller, and Seller agrees to sell to Buyer, the following described real and personal property (collectively, the "Property"):

     1.1    LAND.  That real property located in the City of Thousand Oaks,
            ----
County of Los Angeles, State of California, consisting of approximately 1.194 acres as legally described on Exhibit "A" and as depicted on Exhibit "B" hereto
                              -----------                    -----------
and the Survey described in Section 4.1 below, but including all rights, privileges, easements, rights of way and other appurtenances inuring to the benefit of the land (collectively, the "Land").

     1.2    IMPROVEMENTS.  All buildings, improvements and fixtures located on
            ------------
the Land, and all personal property owned by Seller located on the Land and used in connection therewith including but not limited to approximately 83,272 square feet of office building facilities and all of Seller's interest in any apparatus, equipment, machinery, articles, appliances, heating and air conditioning, sprinkler, plumbing, electric power or lighting, ventilating and cooling systems and facilities used to provide any utility services, refrigeration, ventilation, trash or garbage collection or disposal, recreation or other services on the Land with each of their respective appurtenant furnaces, boilers, radiators, pipes, wiring and other apparatus, equipment and fixtures, partitions, fire preventive and extinguishing systems and equipment; and surface parking for at least 325 automobiles (collectively, the "Improvements"). The Land and Improvements are herein called the Project;

     1.3    PLANS AND PERMITS.  To the extent reasonably available to Seller,
            -----------------
any blueprints, plans and specifications (including final and complete "as builts"), maps, surveys, drawings, guaranties, warranties, utility and other entitlements, licenses, permits, certificates of occupancy, rights or approvals from any private or public parties needed for access or utilities to the Project or any other rights, interests or privileges owned by Seller in any way related to the Land (collectively, the "Plans and Permits");

     1.4    LEASES.  All of Seller's interest as lessor in all leases and
            ------
licenses, and all rental, occupancy and concession agreements (collectively, the "Leases") respecting all tenants, licensees, concessionaires, subtenants, occupants and other users of all or any portion of the Project (collectively, the "Tenants"), as listed, or to be listed pursuant to Section 4.4, on the form of rent roll attached as Exhibit "H" hereto ("Rent Roll") and containing the
                         -----------
amenities and amount of square footage shown thereon;

     1.5    TANGIBLE PERSONAL PROPERTY.  All items of equipment, furnishings,
            --------------------------
fixtures, supplies and other tangible personal property, if any (the "Tangible Personal Property"); and

     1.6    INTANGIBLE PROPERTY:  All of Seller's interest in any intangible
            -------------------
personal property now or in the future owned by Seller and used in connection with the Project and not otherwise described above, including but not limited to any warranties, guaranties, service agreements or other contract rights to the extent approved by Buyer under this Agreement, and the right to use the name "WESTLAKE PLAZA CENTER" or any other trade name now used by Seller in connection with the Project (collectively, the "Intangible Property").

2.   ESCROW
     ------

     2.1    GENERAL INSTRUCTIONS.  Continental Lawyers Title Insurance Company
            --------------------
is hereby designated as escrow holder (the "Escrow Holder"). Escrow Holder's general conditions or provisions are attached hereto as Exhibit "C". If there
                                                        -----------
is any inconsistency between Exhibit "C" and any of the provisions of this
                             -----------
Agreement, the provisions of this Agreement shall control. Buyer and Seller shall each execute and deliver such further escrow instructions or other instruments as may be reasonably requested by the other party or by Escrow Holder from time to time, so long as the same are consistent with this Agreement. Escrow Holder shall not be concerned, liable or responsible for any representations, warranties or indemnities as between Buyer and Seller or for compliance with any of the following subsections: 1.2 through 1.6, 4.2 through
4.6 (except only as to applicable time periods), 7 (except 7.3.7), 8 and 9.]

     2.2    TAX REPORTING PERSON.  For purposes of complying with Internal
            --------------------
Revenue Code Section 6045(e), as amended effective January 1, 1991, Escrow Holder is hereby designated as the "person responsible" and the "reporting person" for purposes of filing any information returns with the Internal Revenue Service concerning this transaction, as required by law.

     2.3    OPENING OF ESCROW.  Escrow shall be deemed open when the Deposit
            -----------------
(defined below) and this Agreement, fully signed by all parties either together or in counterparts, are delivered to Escrow Holder ("Opening of Escrow"), which shall occur not later than three (3) business days after mutual execution of this Agreement. Escrow Holder shall immediately notify Buyer, Seller and their respective attorneys of the official date of Opening of Escrow.

3.   DEPOSITS AND PURCHASE PRICE
     ---------------------------

     3.1    PURCHASE PRICE.  The purchase price for the Property shall be
            --------------
Thirteen Million Fifty Thousand Dollars ($13,050,000) (the "Purchase Price") to be paid as follows:

            3.1.1   DEPOSIT.  Concurrently with delivery to Escrow Holder of a
                    -------
copy of this Agreement signed by Buyer and Seller, Buyer shall deliver to Escrow Holder the sum of Two Hundred Fifty Thousand Dollars ($250,000) (the "Deposit"). The Deposit shall be returned to Buyer (i) if this Escrow is terminated by Buyer prior to the expiration of the Contingency Period (defined below), as permitted herein; or (ii) if this Escrow does not close for any reason other than Buyer's default.

            3.1.2   [INTENTIONALLY OMITTED.]

            3.1.3   DISPOSITION OF DEPOSIT.  Escrow Holder shall hold the
                    ----------------------
Deposit in one or more interest-bearing accounts as required in order to be fully insured by the Federal Deposit Insurance Corporation, as selected by Buyer and reasonably satisfactory to Seller pursuant to a funds investment form provided by Escrow Holder. All interest earned on any such Deposit shall not constitute part of the Deposit and shall accrue to Buyer's benefit in each of the events set forth in this section. Such Deposit retained by Escrow Holder shall be (i) applied against the Purchase Price if Escrow closes under this Agreement, or (ii) returned and paid to Buyer in full if Escrow does not close for any reason other than Buyer's default, or (iii) be paid to Seller as Liquidated Damages under Section 6.3 below if this Escrow fails to close under the provisions of this Agreement as a result of Buyer's default.

            3.1.4   EXISTING DEBT.  The Property is currently encumbered by a
                    -------------
deed of trust securing repayment of a note (the "Note"), the current unpaid balance of which is approximately Seven Million Five Hundred Ninety-Three Thousand Dollars ($7,593,000)). Buyer, in its sole and absolute discretion, may elect during the Contingency Period to either pay off the Note through the Escrow or assume the Note. Buyer shall submit an application for assumption of the Note not later than June 12,1996. If Buyer elects to assume the Note, such assumption shall be subject to Buyer's approval of the terms of the Note and any conditions of assumption imposed by the holder of the Note. In either event, the amount paid off or assumed by Buyer shall be credited against the Purchase Price and shall reduce the amount of the proceeds of the Escrow payable to Seller. Buyer shall be responsible for paying any prepayment penalty.

            3.1.5   CLOSING FUNDS.  At least one (1) business day before Close
                    -------------
of Escrow, Escrow Holder shall calculate and Buyer shall deposit into Escrow an amount of funds (the "Closing Funds") which, when added to the Deposit and accrued interest, shall equal the Purchase Price plus any other sums payable by Buyer hereunder. If Buyer elects to pay off the Note, Buyer shall also pay into the Escrow the amounts necessary to pay off the Note.

4.   CONDITIONS TO CLOSING
     ---------------------

     Buyer's obligation to purchase the Property is subject to each of the following conditions (the "Conditions Precedent"), which Buyer in each case may approve, disapprove or waive in a writing delivered to Seller and Escrow Holder at any time up to and including June 7, 1996, except to the limited extent set forth in the following subsections of this Section 4 (the "Contingency Period"). Buyer's failure to disapprove in writing any such item within the Contingency Period therefor shall be deemed to constitute approval thereof; provided, that

Buyer's failure to give notice to Seller and/or Escrow Holder within the Contingency Period (as it may be extended to the limited extent set forth herein), affirmatively approving this transaction as a whole and electing to go forward towards Closing, shall be deemed to constitute automatic notice of Buyer's disapproval and termination of this Agreement as provided in Section
4.10 below. Buyer shall use its reasonable efforts to complete its reviews, and in no event shall the Contingency Period be extended beyond July 3, 1996, pursuant to the following subsections which provide for extensions.

     4.1    TITLE AND SURVEY.  Seller has provided to Buyer for Buyer's approval
            ----------------
copies of the following ("Title Documents"): (i) a current preliminary title report or commitment covering the Project (the "Title Report") prepared by Continental Lawyers Title Insurance Company (the "Title Company"), (ii) a depiction on the Survey (described below), or on a separate plat or site plan prepared by Title Company, showing all easements then existing against the Property and all other exceptions of record, (iii) legible copies from Title Company of all documents referred to in the Title Report, and (iv) all UCC filings against Seller and the Land or any portion thereof. Seller has delivered to Buyer a survey of the Project dated [June 2, 1994] (the "Survey"). Buyer may order at its expense an updated survey (the "Updated Survey") at any time prior to June 12, 1996, and Buyer will have five (5) business days following receipt of the Updated Survey within which to approve or disapprove any variance from the Survey which may be disclosed by the Updated Survey. Seller shall cause all monetary liens and encumbrances secured by the Property to be fully discharged and reconveyed at or before the Closing except to the extent Buyer elects to assume the Note.

     4.2    PROPERTY DOCUMENTS.  Seller has provided Buyer outside of Escrow,
            ------------------
for Buyer's approval, with copies of all Plans and Permits and all of the following documents relating to the Property which are reasonably available to Seller (collectively, the "Property Documents"): (i) any soils or toxic materials reports, architectural reports, seismic reports, engineering tests, environmental or geological studies and similar data pertaining to any portion of the Property; (ii) the most recent property tax bills, notices of assessments and any petitions, appeals or related documents; (iii) any other notices, claims, complaints, litigation, actions or other legal proceedings involving any governmental authority or private party; (iv) any contracts, licenses or other agreements affecting the ownership, operation, maintenance, repair, improvement and/or development of the Property; (v) all Leases and any related assignments or amendments; (vi) copies of the past three (3) years detailed operating and financial statements for the Property, whether audited or unaudited, prepared by or for Seller and certified by Seller; and (vii) copies of any financial statements in the possession of Seller showing the financial condition and operations of each Tenant.

     4.3    INSPECTION AND INDEMNITY.  Upon executing this Agreement, Buyer and
            ------------------------
its representatives (including any architects, engineers and consultants), at Buyer's sole cost and expense, shall have the right to inspect the Property and all internal reports, studies or other documents in Seller's files which were not provided to Buyer as part of Property Documents, and to make such surveys and conduct such soils, engineering, environmental, hazardous substance, noise, pollution, seismic or other physical test, study or investigation as Buyer may require. Buyer shall obtain Seller's oral consent, which shall not be unreasonably withheld or delayed, at least twenty-four hours prior to any entry upon the Project. Any delays in Buyer's diligence resulting from Seller's withholding or delaying Seller's consent shall extend the Contingency Period for a period equal to the aggregate number of days of such delay. Any such tests, studies or investigations shall be ordered by Buyer not later than June 12, 1996, and Buyer shall have five (5) business days following receipt of the reports of such tests, studies or investigations within which to approve or disapprove such reports. Upon completion of any such work, Buyer shall promptly restore the Land to at least as good condition as existed immediately prior to the work. Buyer hereby agrees to indemnify and hold Seller harmless against any claim, liability, loss, cost, action, damage, suit, legal or administrative proceeding, expense or fees, including but not limited to reasonable attorneys' fees (herein collectively, "Liabilities"), which Seller may sustain or incur by reason of any such inspection or test.

     4.4    FINALIZATION OF RENT ROLL AND EXHIBITS.  Seller has provided Buyer
            --------------------------------------
with a complete and current Rent Roll, using the form of Exhibit "H" hereto or
                                                         -----------
containing at least that information requested therein, such Rent Roll to be updated to Buyer's reasonable satisfaction as a condition to Closing pursuant to
Section 5.2.6. Within the Contingency Period, Seller shall furnish Buyer with all information necessary to prepare or finalize all other schedules and exhibits attached hereto or otherwise agreeable to the parties.

     4.5    FEASIBILITY; GOVERNMENTAL PERMITS.  Buyer may satisfy itself with
            ---------------------------------
all applicable governmental authorities or otherwise as to the feasibility of owning, developing, operating, leasing and marketing the Property and that the Property complies, and Buyer's intended use, development and operation will comply, with all applicable zoning, land use, building and other state, local and federal laws, ordinances, regulations, licenses, permits or authorizations (collectively, "Laws"), and that Buyer can obtain all necessary governmental permits or approvals for such use, development or operation. Buyer may also apply for and seek to obtain any additional governmental permits or approvals respecting the Property for its anticipated use and development. Prior to the Closing, Buyer shall submit to Seller, for its files and information only, copies of any applications, proposals, plans, requests or other documents to any governmental agency respecting any further permits or approvals applied for or obtained by Buyer hereunder prior to the Closing.

     4.6    EXTENSION OF CONTINGENCY PERIOD.  If, prior to expiration of the
            -------------------------------
Contingency Period, Buyer discovers a matter which could, in Buyer's reasonable judgment, materially and adversely affect the Property, Buyer may extend the Contingency Period as to such matter for a period of not more than five (5) business days by giving written notice of such extension to Seller in the manner set forth in Section 11.3 hereof.

     4.7    Condition of Improvements.  As of the Closing Date, the Improvements
            -------------------------
shall be in good operating condition (subject to normal wear and tear) and their use and operation shall be in full compliance with all applicable environmental and other Laws.

     4.8    SELLER'S CURE RIGHTS.  If Buyer disapproves any Condition Precedent
            --------------------
or item to be received or satisfied thereunder during the Contingency Period, Buyer may indicate in writing to Seller which of the objectionable items, if any, Buyer in its sole and absolute discretion considers to be reasonably curable. Seller shall have ten (10) days following receipt of any such notice from Buyer in which to investigate each disapproved but curable item and to notify Buyer and Escrow Holder in writing that Seller either:

            4.8.1 has cured or will cure the disapproved but curable item prior to the Closing Date; or

            4.8.2   is unable to cure the same.

     4.9    BUYER'S ELECTION.  If Seller notifies Buyer and Escrow Holder of
            ----------------
Seller's inability to cure a disapproved but curable item, Buyer shall have ten
(10) days after receipt of Seller's notice to notify Seller and Escrow Holder in writing of either:

            4.9.1 Buyer's waiver of its prior objection to the item and decision to proceed to purchase the Property; or

            4.9.2   Buyer's election to terminate Escrow and this Agreement.

     4.10   RIGHTS UPON TERMINATION.  If Buyer terminates Escrow and this
            -----------------------
Agreement before the end of the Contingency Period, either because (A) Buyer does not notify Seller and Escrow Holder by the end of the Contingency Period that Buyer has approved going forward with the sale transaction as a whole,
(B) Buyer in its sole discretion deems an objectionable Condition Precedent not to be curable, or (C) Seller does not elect to cure the same as provided in
Section 4.8 above, then (i) the Deposit and any interest accrued thereon shall be returned and paid to Buyer, (ii) all instruments shall be returned to the party depositing the same, (iii) Buyer and Seller each shall pay one-half of all Escrow and title cancellation charges, and (iv) thereafter neither party shall have any further rights, obligations or liabilities whatsoever to the other party concerning the Property or under this Agreement except as provided in Sections 4.3 and 10.

     4.11   SELLER'S FAILURE.  If Seller has elected to cure but fails or is
            ----------------
unable to cure any disapproved matters on or before the last business day before Close of Escrow, then Buyer may elect either: (i) to waive the disapproved matters Seller has failed to cure and proceed to close Escrow, (ii) to terminate this Agreement as provided below and to reserve rights against Seller if Seller failed to use reasonable efforts in good faith to accomplish such cure, or
(iii) to extend the Closing Date by up to 30 days if the uncured matter is reasonably curable within such period and Seller has elected to cure as provided in Section 4.8; or (iv) to exercise Buyer's rights and remedies under Section 6.4.

5.   CLOSING OF ESCROW
     -----------------

     5.1    CLOSING DATE.  Escrow shall close on or before the earlier of July
            ------------
31, 1996 or such earlier date as may be mutually agreed upon by Seller and Buyer. Once determined, Escrow Holder shall confirm to Buyer and Seller, in writing, the exact Closing Date. The terms "Close of Escrow", "Closing Date" and/or "Closing" are used in this Agreement to mean the time and date the Grant Deed is recorded in the Office of the Recorder of the County in which the Land is located.

     5.2    DEPOSITS BY SELLER.  On or before the last business day before the
            ------------------
Close of Escrow, Seller shall deliver to Escrow Holder the items described below; provided, that Escrow need not be concerned with the form or content but
       --------
only with the manual delivery of all of the following (other than items 5.2.1 and 5.2.2):

            5.2.1   GRANT DEED.  A duly executed and acknowledged grant deed
                    ----------
conveying to Buyer good and marketable title to the Land and Improvements, in the form of attached Exhibit "D" (the "Grant Deed"), free and clear of all
                     -----------
encumbrances or other items except as shown on the Title Policy described below.

            5.2.2   ASSIGNMENT OF LEASES.  A recordable assignment of the
                    --------------------
Leases to Buyer, properly executed and acknowledged by Seller, in the form attached hereto as Exhibit "E" (the "Assignment of Leases";
                   -----------

            5.2.3   GENERAL ASSIGNMENT.  A general assignment, properly signed
                    ------------------
by Seller and in the form of attached Exhibit "F", conveying to Buyer Seller's
                                      -----------
interest in any contract or other Intangible Property described in Section 1.6 (the "General Assignment");

            5.2.4   BILL OF SALE.  A Bill of Sale in the form of attached
                    ------------
Exhibit "G" signed by Seller and conveying to Buyer the Tangible Personal
-----------
Property described in Section 1.5;

            5.2.5   ORIGINAL DOCUMENTS.  To the extent not previously delivered
                    ------------------
to Buyer, originals of the Leases and other contracts to be assumed by Buyer affecting the Property, the Plans and Permits, and any claims or notices of any kind from any governmental authority in Seller's possession relating to the Property, one complete set of as-built plans and specifications for the Improvements, and one final and complete set of working drawings covering all tenant improvements not part of the "as-builts" so provided;

            5.2.6   RENT ROLL.  The Rent Roll attached hereto as Exhibit "H",
                    ---------                                    -----------
to be updated and certified to Buyer and Escrow Holder by Seller within not more than five (5) business days before Closing as true and correct through and as of the Closing Date;

            5.2.7   ESTOPPEL CERTIFICATES.  Original signed copies of estoppel
                    ---------------------
certificates obtained by Seller from all Tenants, to be substantially in the form of the sample attached hereto as Exhibit "I" (the "Estoppel Certificates")
                                      -----------
and dated to the extent reasonably possible not less than twenty (20) days prior to the Closing Date, unless waived by Buyer as to any particular Tenant. Seller shall use reasonable efforts to obtain for Buyer's benefit Estoppel Certificates from all Tenants prior to Close of Escrow, and shall certify the correctness of all Estoppel Certificates as of the Closing Date. As to each Tenant which fails to provide an Estoppel Certificate containing all information set forth on Exhibit "I", however, Seller shall execute and deliver its Seller's Estoppel
-----------
Certificate using the form attached hereto as Exhibit "J" containing Seller's
                                              -----------
representations and warranties as landlord and which shall survive as to each such Tenant until a Tenant Estoppel Certificate is obtained from that Tenant.
If Seller despite reasonable efforts is unable to deliver to Buyer, prior to the Closing, Estoppel Certificates from all Tenants occupying the leased building space, then Buyer may terminate this Agreement and Escrow Holder shall act according to the procedures set forth in Section 4.10. If a Tenant refuses to provide an estoppel certificate, Buyer, in its reasonable discretion, following consultation with Seller, may elect to waive receipt of such estoppel certificate if Buyer determines that the reasons such Tenant refused to deliver such estoppel certificate are not material. The content of each such Estoppel Certificate must be consistent with the Rent Roll and other representations and warranties of Seller hereunder;

          5.2.8   KEYS.  Keys and combinations to all locks located on the
                  ----
Improvements, but delivered outside of Escrow and without involving Escrow
Holder;

          5.2.9   NO UCC FILINGS.  Certificates from the California Secretary
                  --------------
of State indicating that as of the Closing Date, or as close thereto as practicable, there are no filings against Seller in said office under the California Uniform Commercial Code which would be a lien on any of the Tangible Personal Property (other than filings, if any, as are being released at the time of the closing);

          5.2.10  [INTENTIONALLY OMITTED.]

          5.2.11  EVIDENCE OF AUTHORITY.  If Seller is a corporation, a
                  ---------------------
certified copy of a corporate resolution adopted by Seller authorizing sale of the Property. If Seller is a partnership, then copies (certified by Seller to be true and complete) of Seller's partnership agreement, certificate of limited partnership as filed with the California Secretary of State, any statement of partnership recorded by the County recorder, and such corporate authorizing resolutions by each acting corporate general partner, if any. In any event, such other certificates or documents as may be reasonably required by Title Company or Escrow Holder in order to cause the Title Policy to be issued and Escrow to be closed;

          5.2.12  FIRPTA OR CALFIRPTA INSTRUMENTS.  Proper certificates
                  -------------------------------
satisfactory to Buyer confirming Seller's status as represented in Section 7.3.7 below; and

          5.2.13  ADDITIONAL ITEMS.  Any additional funds and/or instruments,
                  ----------------
signed and properly acknowledged and delivered by Seller, if appropriate, as may be necessary to comply with Seller's obligations under this Agreement.

     5.3  DEPOSITS BY BUYER.  Before the last business day prior to the Closing
          -----------------
Date, Buyer shall deliver to Escrow Holder:

          5.3.1   FUNDS.  On or before the Closing Date, immediately available
                  -----
funds in an amount equal to the Closing Funds as described in Section 3.1.3.

          5.3.2   ASSIGNMENT(S).  By the time Seller is obligated to deliver the
                  -------------
same, duly executed counterparts of the Assignment of Leases (duly acknowledged by Buyer) and the General Assignment described above;

          5.3.3   [INTENTIONALLY OMITTED]

          5.3.4   CHANGE OF OWNERSHIP REPORT.  A Preliminary Change of Ownership
                  --------------------------
Report pursuant to California Revenue and Taxation Code Section 480.3; provided, that if Buyer does not complete and deliver into escrow its executed report prior to the closing, then Escrow Holder is authorized and instructed to charge Buyer the applicable sum and to pay that sum to the County Recorder as a penalty; and

          5.3.5   ADDITIONAL ITEMS.  Any additional funds and/or instruments,
                  ----------------
signed, properly acknowledged and delivered by Buyer, if appropriate, as may be necessary to comply with this Agreement.

     5.4  ISSUANCE OF TITLE POLICY.  At the Close of Escrow, and as a condition
          ------------------------
to Closing, Title Company shall be in a position to issue to Buyer, its ALTA Extended Coverage Owner's Policy of Title Insurance (1970) (the "Title Policy"), with liability in the amount of the Purchase Price, covering the Property and insuring fee title vested in Buyer, free of all encumbrances, except:

          5.4.1   All non-delinquent general real property taxes;

          5.4.2 Matters approved by Buyer with written notice to Escrow Holder during the Contingency Period; and

          5.4.3 Any other matters approved by Buyer with written notice to Escrow Holder.

As a further condition to Closing, Buyer may obtain from the Title Company such additional endorsements as Buyer may require, at Buyer's sole expense.

     5.5  PRORATIONS.
          ----------

          5.5.1   TAXES AND ASSESSMENTS.  All property taxes and approved
                  ---------------------
assessments on the Property and any service and maintenance charges for the Property, whether paid in installments or not, shall be prorated between Buyer and Seller as of the Closing Date based on the most current statements and information available to Escrow Holder or otherwise provided by Seller, but without regard to any supplemental or subsequent reassessments. If the Property is part of a larger tax assessor's parcel, then the taxes allocable to the Property shall be determined pro rata on the basis of relative acreage. Buyer and Seller shall also prorate as of the Closing Date, but outside of Escrow, any supplemental taxes levied by reason of events occurring prior to the Closing, promptly upon receipt thereof.

          5.5.2   RENTS.  All collected rents payable by Tenants shall be
                  -----
prorated through Escrow as of the Closing Date based on the updated Rent Roll. Rents earned and attributable to the period beginning on the Closing Date and continuing thereafter will belong and be credited or paid to Buyer. Buyer shall not be obligated to make any payment or give any credit to Seller for any rents which are still unpaid as of the Closing Date, but Seller shall be entitled to its share of such rents if, as and when they are received by either Buyer or Seller, but only after all rents are brought current and paid to Buyer as provided above.

          5.5.3   LEASE OPERATING COST PASS-THROUGHS.  All operating cost pass-
                  ----------------------------------
throughs for taxes, utilities, common area maintenance charges or other current operating costs and cost of living escalation amounts paid by Tenants under the Leases shall be estimated to the extent feasible based upon Seller's records and shall, in accordance with such estimations, be prorated through Escrow between Buyer and Seller as of the Closing Date. All amounts received by Seller prior to Closing as estimated pass-throughs for any such matters in excess of the amounts prorated to Seller shall be delivered or credited to Buyer.

          [5.5.4  [INTENTIONALLY OMITTED].

          5.5.5   SECURITY DEPOSITS.  Buyer shall be credited and Seller shall
                  -----------------
be charged through Escrow with any security deposits under the Leases as reflected in the updated Rent Roll.

          5.5.6   OTHER OPERATING EXPENSES.  Utilities and other operating
                  ------------------------
expenses shall be prorated outside of Escrow as of the Closing Date. If actual meter readings are not obtainable, then Escrow Holder shall prorate such charges using the per diem rate and average meter units used as calculated from the latest available billings or other operating history of the Property over the past year provided by Seller. After the Closing, outside of Escrow, the parties shall make any readjustments necessary based upon a final billing obtained by Buyer or actual subsequent readings of utility meters respecting that billing period in which the Closing occurred. All utility security deposits of Seller, if any, shall either be retained by Seller or at Buyer's option shall be delivered to Buyer and credited to Seller.

          5.5.7   ADJUSTMENTS.  Any item to be prorated that is not determined
                  -----------
or determinable at the Closing shall be promptly adjusted by Buyer and Seller by appropriate cash payments outside of Escrow when the amount due is determined. Either party shall be entitled to request such an adjustment, by written demand on the other party, at any time within six (6) months after the Closing Date.

     5.6  CLOSING COSTS.  Seller shall pay for the cost of a CLTA Owner's
          -------------
Policy of title insurance, all documentary transfer taxes, one-half (1/2) of all Escrow costs and fees, and the cost of recording reconveyances of existing monetary encumbrances on the Land. Buyer shall pay for recording the Grant Deed, one-half (1/2) of all Escrow costs and fees, the additional cost of issuing an ALTA Extended Coverage Owner's Policy of title insurance, any additional Title Policy endorsements and any other costs or expenses relating to Buyer's obtaining financing to acquire the Property. Buyer and Seller shall each bear their own legal and accounting costs and fees.

     5.7  DISBURSEMENTS BY ESCROW HOLDER.  Upon the Close of Escrow, Escrow
          ------------------------------
Holder shall disburse all funds deposited with Escrow Holder by Buyer in payment of the Purchase Price, as follows:

          5.7.1 Pay therefrom all closing costs, prorations, deposits and other items chargeable to the account of Seller as provided above;

          5.7.2 If Buyer elects to pay off the lender holding a deed of Trust on the Property, pay the demand of the secured lender of record based on information provided in advance by Seller and confirmed in writing by such lender; and

          5.7.3 The remaining balance of the Closing Funds shall be disbursed to or at the direction of Seller promptly upon the Close of Escrow.

     5.8  COMPLETION AND DISTRIBUTION OF DOCUMENTS.  Escrow Holder shall also
          ----------------------------------------
undertake the following at or promptly after the Close of Escrow:

          5.8.1 If necessary, Escrow Holder is authorized and instructed to insert the date on which Escrow closes as the date of any documents conveying interests herein or to become operative as of the Closing Date;

          5.8.2 Cause the Grant Deed and any other recordable instruments, in the sequence which the parties so direct, to be recorded in the Official Records of the Recorder of the County in which the Land is located and thereupon to be delivered to the grantee or assignee thereunder. Escrow Holder is hereby instructed not to affix the amount of the documentary transfer tax on the face of the Deed, but to pay on the basis of a separate affidavit of Seller not made a part of the public record, in accordance with Section 11932 of the California Revenue and Taxation Code; and

          5.8.3 Cause each non-recorded document to be delivered to the person acquiring rights thereunder, or for whose benefit such document was obtained.

6.   DEFAULTS AND REMEDIES
     ---------------------

     6.1  DEFAULT BY EITHER PARTY.  If Escrow fails to close when and as
          -----------------------
provided in Section 5 above due to the failure or breach of either party to perform any obligation under this Agreement, or if either party's representations and warranties are not true and correct, then the nondefaulting party may elect, by written notice to the defaulting party and to Escrow Holder, to terminate Escrow and this Agreement. That termination shall be effective three (3) days after delivery of such notice; provided, that (i) the
                                              --------
nondefaulting party has performed or is in a position to perform all conditions on its part to be performed as of the termination date; and (ii) the defaulting party has not cured the default and the nondefaulting party has not waived such default by the effective termination date. Except as otherwise provided in this
Section 6, Escrow Holder and the parties shall, upon such termination, return all funds (including interest thereon) and documents then held by them to the party depositing or delivering the same. Thereafter, each of the parties shall be discharged and released from all obligations and liabilities except as otherwise provided in Section 6.4.

     6.2  CANCELLATION CHARGES.  A defaulting party shall be liable for all
          --------------------
escrow, title cancellation and similar charges, in addition to any other damages or remedies due the nondefaulting party (except as limited by Sections 6.1 or 6.3). If Close of Escrow fails to occur for any reason other than a party's default, Buyer and Seller shall each pay one-half (1/2) of any escrow title cancellation and similar charges.

     6.3  LIQUIDATED DAMAGES.  IF BUYER FAILS TO COMPLETE THE PURCHASE OF THE
          ------------------
PROPERTY AND SUCH FAILURE CONSTITUTES A MATERIAL BREACH OF THIS AGREEMENT, BUYER, BY ITS INITIALS FOLLOWING THIS PARAGRAPH, AGREES THAT THE DEPOSIT, PLUS ALL INTEREST ACCRUED THEREON, SHALL CONSTITUTE LIQUIDATED DAMAGES TO SELLER FOR SUCH BREACH BY BUYER. THE PAYMENT OF SUCH AMOUNT IS NOT INTENDED AS A FORFEITURE OR A PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369 OR SIMILAR AUTHORITIES, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO THE REQUIREMENTS OF CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. IN CONSIDERATION FOR BUYER'S AGREEMENT TO PAY SUCH LIQUIDATED DAMAGES, SELLER HEREBY WAIVES ALL OTHER CLAIMS FOR DAMAGES AND FOR SPECIFIC PERFORMANCE AGAINST BUYER, INCLUDING WITHOUT LIMITATION ANY RIGHTS THAT SELLER MAY HAVE UNDER CALIFORNIA CIVIL CODE SECTIONS 1680 AND 3389. BUYER AND SELLER EACH AGREES THAT THE AFORESAID SUM IS A FAIR AND REASONABLE AMOUNT FOR LIQUIDATED DAMAGES FOR SUCH A BREACH UNDER THE CIRCUMSTANCES EXISTING AT THE TIME THIS AGREEMENT IS ENTERED INTO.

     ______________________   ______________________________
     Buyer's Initials         Seller's Initials

     6.4  SPECIFIC PERFORMANCE BY SELLER.  If Seller defaults under any
          ------------------------------
obligation in this Agreement, then in lieu of termination as provided in Section
6.1 and in addition to any other rights and remedies at law or in equity, Buyer may compel specific performance by Seller of Seller's obligation to convey the Property in the condition required in Sections 4.1 and 5.2.

7.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     7.1  IN GENERAL.  In addition to any express agreements of either party
          ----------
contained herein, the following constitute representations and warranties by each party of either or both of the parties to the other, which shall be true and correct in each case as of the date hereof. The representations and warranties shall continue to be true and correct at the end of the Contingency Period and the Close of Escrow, and the truth and accuracy shall constitute a condition to the Close of Escrow for the benefit of the party to whom such representations and warranties were made.

          Notwithstanding anything to the contrary herein, the effect of any representations, warranties, covenants and agreements made by Seller in this Agreement shall not be diminished or deemed to be waived by any inspections, tests or investigations made by Buyer or its agents.

     7.2  BY EACH PARTY.  Each party hereto covenants, represents and warrants
          -------------
to the other as follows:

          7.2.1   AUTHORITY.  Such party has full power and authority to enter
                  ---------
into and comply with the terms of this Agreement, and the individuals executing this Agreement on behalf of such party have actual right and authority to bind that party to the terms of this Agreement, without requiring any further consent to the execution, delivery and performance of that party hereunder by any person or entity.

          7.2.2   BINDING EFFECT.  No action or consent which has not been
                  --------------
obtained is necessary to make this Agreement, and this Agreement and all documents to be executed hereunder are the valid and legally binding obligations of such party, enforceable in accordance with their respective terms; and

          7.2.3   COMPLIANCE.  To the best knowledge of such party, this
                  ----------
Agreement and that party's performance of the obligations herein contained do not and will not contravene any provision of any present judgment, order, decree, writ or injunction, or any provision of any Laws currently applicable to such party, or any evidence of indebtedness or security therefor or other agreement, covenant or restriction by which such party or any of such party's properties may be bound.

     7.3  BY SELLER ONLY.  Seller covenants, represents and warrants to Buyer,
          --------------
as follows:

          7.3.1   HAZARDOUS SUBSTANCES.  Consistent with Seller's disclosure
                  --------------------
obligations contained in California Health & Safety Code Section 25359.7, Seller has no knowledge that (except for cleaning agents, photocopying chemicals and other substances used in the ordinary course of normal building and maintenance operations on the Property) there has been used, installed, generated, produced, stored, or released on, under or about the Land, or transported to or from the Property, or into any groundwater (other than sanitary sewer systems established for such purpose), any underground storage tanks, asbestos, PCBs, urea formaldehyde, oils, petroleum or by-products thereof or any other toxic or hazardous waste, material or substance, as those or any similar terms are now or in the future used or defined in any Laws (herein "Hazardous Substance"). Seller has not released any other person or entity from any liability for any such environmental matters and no liens have been or are imposed on the Property under any environmental Laws.

          7.3.2   NO VIOLATIONS; PENDING ACTIONS.  To Seller's knowledge,
                  ------------------------------
(i) Seller has received no notice or claim from any government authority or any other private party relating to a breach or violation of any Laws or any permits or private covenants or restrictions relating to any Hazardous Substance or other adverse environmental or other defective condition respecting the Project or any ground water related thereto, (ii) there are no pending or threatened legal or administrative proceedings regarding the Property (including but not limited to any property damage, public or personal liability claims, condemnation proceedings, future public assessment or similar proceedings or charges, except as shown in the Title Documents).

          7.3.3   NO OPTIONS, ETC.  Seller has not obligated itself to sell or
                  ---------------
offer for sale any portion of the Property to any party other than Buyer. Seller has not hypothecated or assigned any rents or income from the Property except pursuant to any secured financing which has been disclosed in writing by Seller to Buyer.

          7.3.4   POSSESSION AND LIENS.  Subject to the rights of Tenants under
                  --------------------
the Leases, and matters shown on the Title Report approved by Buyer, complete and unconditional possession of the Property shall be delivered to Buyer at Close of Escrow, free from any liens, bonded indebtedness or other assessments for any water, sewer, traffic or other improvement district imposed by any private or governmental entity, or otherwise.

          7.3.5   TRUTHFULNESS.  All information and items regarding the
                  ------------
Property provided by Seller to Buyer are true, accurate and complete in all respects and are fairly presented in a manner that is not misleading.

          7.3.6   DOCUMENTS.  Seller has no knowledge of the existence of any
                  ---------
Property Documents of the type described in Section 4.2 above that were not delivered to Buyer as provided therein. Seller is not in default under any documents referred to in the Title Documents or under any contracts comprising part of the Intangible Property.

          7.3.7   NON-FOREIGN STATUS.  In accordance with (a) Section 1445 of
                  ------------------
the Internal Revenue Code, Seller is not now, and at the Closing will not be, a "foreign person" (as defined therein), and (b) California Revenue and Taxation Code Section 18805 and 26131, Seller is neither (i) a non-California resident
                                        -------
with its principal address outside the state of California, or is causing the
                                                            --
sales proceeds to be paid to a financial intermediary, nor is (ii) a
                                                       ---
partnership, a bank acting as a trustee (other than as a trustee under a deed of trust) or a corporation acting as a beneficiary under a deed of trust in order
       --
to acquire the real property hereunder by foreclosure or by deed in lieu of foreclosure. Accordingly, Buyer need not withhold any state or federal tax at the Closing as a result of this transfer. Seller shall sign and deliver prior to the Closing a separate affidavit in form and substance satisfactory to Buyer and Escrow Holder confirming the foregoing information and providing Seller's tax identification number.

          7.3.8   LEASES.  In respect of each of the Leases, except as provided
                  ------
in the Rent Roll approved by Buyer and provided in Section 4.4 above, the following information is true and correct: (i) each of the Leases is in full force and effect according to the terms set forth therein and in the Rent Roll and has not been further modified, amended, extended or assigned by Seller, in writing or otherwise, and each Tenant under the Leases is legally required to pay all sums and perform all obligations set forth in the Leases, without further concessions, abatements, offsets, defenses or other basis for relief or adjustment; (ii) all obligations of the Seller, as landlord, under the Leases which have accrued prior to Closing will be performed by Closing; (iii) except as disclosed in the Estoppel Certificates delivered by Seller or any Tenant as provided in (S) 5.2.7 above, to Seller's best knowledge no Tenant has asserted or has any defense to, or any offsets or claims against, any rent payable by it after the date hereof, or the performance of any other obligations under such Tenant's respective Lease; (iv) to Seller's best knowledge, no Tenant is in default under or in arrears in the payment of any sum payable or in the performance of any obligation required of it under its Lease and no Tenant has prepaid any rent or other charges; (v) Seller has received no notice that any Tenant is unable or unwilling to perform any or all of its obligations under its Lease; (vi) Seller has not applied and shall not apply any security deposit from a Tenant to rent or any other obligation due from any Tenant without Buyer's prior written consent; (vii) all work required to be done by Seller, as landlord under each such Lease, has been or by the Closing will be done or furnished unless otherwise agreed by the parties, and no Tenant is entitled to any additional work during the term of its Lease;
(viii) each Tenant is current in the payment of all rents, amounts and reimbursements due to Seller under its respective Lease, including but not limited to all taxes, assessments, repairs and maintenance charges, insurance premiums, utilities or other charges or expenses; (ix) neither the Leases nor the rents or any other amounts payable thereunder have been assigned, pledged or encumbered by Seller except for such mortgages, pledges or other encumbrances agreed to become or remain in effect at Closing; (xi) Seller has not received from any Tenant written notice of any presently pending dispute regarding the calculation or payment of rent, the terms of any Lease or any alleged default by Seller, as lessor, under such Lease, or of any bankruptcy, receivership, custodianship, reorganization, insolvency, assignment for benefit of creditors or other proceeding of a similar nature respecting any Tenant, any Lease or the Property; and (xii) Seller shall pay and retain full responsibility for all expenses connected with or arising out of the negotiation, execution and delivery of the Leases, including but not limited to brokers' commissions and leasing fees remaining unpaid at the Closing.

          7.3.9   LEASING FEES.  Upon consummation of the purchase and sale
                  ------------
herein, in addition to matters covered by Section 10 below, there will be no brokerage or leasing fees or commissions or other compensation due or payable to any person, firm, corporation, or other entity, with respect to or on account of any of the Leases and no such fees, commissions or other compensation shall, by reason of any existing agreement, become due during the terms of any of the Leases or with respect to any renewal or extension thereof or the leasing of additional space by any Tenant which are not subject to an arrangement for full payment and satisfaction by Seller as described in Section 7.3.8 (xii) above.

          7.3.10  NO EMPLOYEES.  Seller does not employ any employees at the
                  ------------
Project.

          7.3.11  NO MECHANICS LIENS.  Seller shall have paid for all work,
                  ------------------
labor and materials furnished to it in connection with the Property prior to Closing; and will indemnify and hold Buyer harmless from any mechanic's or materialmen's liens, filed or otherwise claimed, in connection with any such work, labor and materials performed on or furnished in connection with the Property prior to Closing, and any and all legal and related expenses incurred by Buyer by reason thereof.

          7.3.12  PARKING REQUIREMENTS.  All vehicle parking space requirements
                  --------------------
imposed by applicable Laws relating to the Property are satisfied solely by on-site parking, without the necessity of any off-site parking arrangements.

          7.3.13  MEANING OF KNOWLEDGE.  Wherever in this Section 7 Seller's
                  --------------------
representations and warranties are limited to Seller's knowledge, the term, "knowledge" shall mean those matters which are known by David A. Brown or Jack Stafford. Seller represents and warrants that no other person employed by Seller or related to Seller is or has been in a position to have knowledge not possessed by David A. Brown or Jack Stafford.

          7.3.14  ACCURACY OF REPRESENTATIONS AND WARRANTIES.  No representation
                  ------------------------------------------
or warranty or any statement furnished by Seller to Buyer contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

8.   OPERATION OF THE PROPERTY BEFORE CLOSING
     ----------------------------------------

     8.1  MAINTENANCE. At all times prior to the Closing, Seller shall continue
          -----------
to cause the Property to be maintained in full compliance with all Laws and in the ordinary and usual course of business, and shall pay when due all of Seller's obligations under all Leases, service contracts and other agreements affecting the Property. In particular, Seller shall pay and fully discharge all mechanic's or similar liens against the Property.

     8.2  INSURANCE.  Seller will keep in full force and effect all existing
          ---------
insurance policies affecting the Property or any portion thereof through the Close of Escrow.

     8.3  PERMITS.  To the extent practicable, Seller will keep in effect, and
          -------
will renew when necessary at Buyer's expense, all existing licenses and permits affecting the Property.

     8.4  RISK OF LOSS.  All risks of loss concerning the Property shall be
          ------------
borne solely by Seller until the Closing Date. Seller shall immediately give Buyer notice of any damage or destruction of the Property or any portion thereof (including any soils subsidence), the cost of restoration and repair of which would exceed $50,000. Seller may elect to repair or restore any such damage or destruction and to extend the Closing Date up to 90 additional days by giving Buyer and Escrow Holder written notice of that election within 10 days after the occurrence of any such damage or destruction. If Seller does not make such election, then Buyer shall proceed to purchase the Property and consummate this Agreement in accordance with its terms unless, within five (5) business days after Seller's delivery of its notice, Buyer elects in writing to terminate this Agreement, in which event Buyer and Seller shall share equally all escrow and title cancellation costs. If Buyer proceeds to Closing, Seller at the Closing shall assign to Buyer all of Seller's right, if any, to receive with the Grant Deed an assignment of Seller's rights to any insurance proceeds to which Seller is entitled in connection with such damage or destruction.

     8.5  CONDEMNATION.  If any portion of the Property, or any interest
          ------------
therein, is proposed to be taken before the Closing Date as a result of any street widening or other condemnation (including the filing of any notice of intended condemnation or proceedings in the nature of eminent domain), Seller shall immediately give Buyer notice of such threat. Buyer shall nonetheless proceed with the purchase of the Property and consummate this Agreement in accordance with its terms unless, within ten (10) days after Seller delivers its notice, Buyer elects in writing to terminate this Agreement, in which event Buyer and Seller shall share equally in all Escrow and title cancellation costs. If Buyer proceeds to Closing, Seller at the Closing shall assign to Buyer all of Seller's right to receive condemnation award, except for any award to Seller for a temporary taking of any portion of the Property for a period up to but not beyond the Closing.

     8.6    APPROVAL OF LEASES AND CONTRACTS.  Seller shall diligently pursue
            --------------------------------
the leasing of all remaining unleased space within the Improvements at the best feasible rents and provisions and at reasonable leasing fees and commissions to be payable by Buyer. In addition, Buyer acknowledges that Seller may need to enter into further leases and contracts required in the ordinary course of business to occupy, operate and maintain the Property which will survive the Close of Escrow. Seller shall obtain the prior written approval of Buyer, which approval shall not be unreasonably withheld or delayed, before entering into any new leases or lease modifications that provide for any one or more of the following:

            a.   For more than 2,000 square feet;

            b. At a full service gross rental rate of less than $1.85 per square foot per month; and/or

            c.   For a period in excess of thirty-six months.

Except as otherwise may be specifically agreed between Seller and Buyer, Seller shall pay and be fully responsible for all expenses relating to the Leases or any future leases or contracts executed prior to the Closing, including but not limited to brokerage or leasing fees or commissions respecting any renewal or extension term, any tenant improvement costs and the like.

9.   POST-CLOSING MATTERS
     --------------------

     9.1    NOTICES TO TENANTS.  As soon as practicable after the Closing,
            ------------------
Seller shall cause a notice in the form of Exhibit "K" to be delivered to Buyer
                                           -----------
for delivery to all Tenants shown on the Rent Roll, updated as of the Closing.

     9.2    CONFIDENTIALITY.  Each party shall hold in strict confidence all
            ---------------
information received from the other party concerning this transaction and shall not release any such information to third parties (other than attorneys, accountants, lenders or prospective partners or associates) without the prior written consent of the other party unless otherwise required by law. Buyer and Seller will jointly prepare and issue any and all releases of information to the public relating to the sale of the Property. Each party will undertake to consult with the other prior to responding to any inquiries made by any person respecting the transactions contemplated by this Agreement.

10.  BROKERS
     -------

     Seller and Buyer each represents and warrants to the other that no broker or finder or other real estate agent is entitled to any commission, finder's fee or other compensation resulting from any action on its part other than The Seeley Companies, which will be paid solely by Seller pursuant to a separate commission agreement between Seller and such broker(s). If payment is to be made through Escrow, the party responsible for such commission shall advise Escrow Holder of the address of the broker and other pertinent information reasonably required by Escrow Holder. Each party agrees to indemnify, defend and hold the other harmless against any claim, loss, damage, cost or liability for any broker's commission or finder's fee for which it is responsible or which is asserted as a result of its own act or omission in connection with this transaction.

11.  MISCELLANEOUS PROVISIONS
     ------------------------

     11.1   ASSIGNMENT; BINDING ON SUCCESSORS.  This Agreement shall be binding
            ---------------------------------
upon and shall inure to the benefit of Buyer and Seller and their respective representatives, successors and assigns. Before Close of Escrow, Buyer shall have the right to assign all or any portion of its interest in this Agreement and the Escrow to any person or entity.

     11.2   FEES AND OTHER EXPENSES.  Except as otherwise provided herein, each
            -----------------------
of the parties hereto shall pay its own fees and expenses in connection with this Agreement. In any dispute or action between the parties arising out of this Agreement or the Escrow, or in connection with the Property, the prevailing party shall be entitled to have and recover from the other party all losses, damages, costs and expenses (including without limitation court costs and reasonable attorneys' fees) related thereto, whether by final judgment or by out of court settlement.

     11.3   APPROVAL AND NOTICES.  Any approval, disapproval, demand, document
            --------------------
or other notice or communication ("Notice") required or permitted to be given hereunder shall be in writing and may be served personally, by commercial delivery or private courier service, or by registered or certified mail (return receipt requested, postage prepaid), or by telecopy or fax transmission to the respective numbers shown below, which Notice shall be effective (i) upon personal delivery, (ii) when received as indicated by the date on the return invoice or receipt showing delivery, or (iii) when sent by telecopy or fax, with receipt and legibility telephonically confirmed and with written proof of transmittal to and receipt by the other party being established mechanically by the sender at the time of transmittal. The parties' addresses for Notices are as follows:

          IF TO SELLER:

          David A. Brown
          Pacifica Real Estate Group
          1035 Anacapa Street
          Santa Barbara, CA 93101
          Telephone:  (805) 899-2400
          Facsimile:  (805) 899-2424

          COPY TO:

          Thomas J. Gamble
          1035 Anacapa Street
          Santa Barbara, CA 93101
          Telephone:  (805) 899-2400
          Facsimile:  (805) 899-2424

          IF TO BUYER:

          Kilroy Industries
          2250 East Imperial Highway
          El Segundo, CA 90245
          Attn:  Jeffrey C. Hawken
          Telephone:  (213) 772-1193
          Facsimile:  (310) 640-3148

          COPY TO:

          LATHAM & WATKINS
          650 Town Center Drive, Twentieth Floor
          Costa Mesa, California 92626
          Attn:  Bruce Tester
          Telephone:  (714) 540-1235
          Facsimile:  (714) 755-8290

Notice of change of any address, telephone or fax numbers shall be given by written notice in the manner detailed in this paragraph. Rejection or other refusal to accept or the inability to deliver because of changed address of which no Notice was given shall be deemed to constitute receipt of the Notice.

     11.4   JURISDICTION.  This Agreement shall be construed under the laws of
            ------------
the State of California. The parties hereby consent to any venue and jurisdiction of any state or federal court sitting in the judicial district in which the Land is located.

     11.5   INTERPRETATION.  All provisions herein shall be construed in all
            --------------
cases as a whole according to its fair meaning, neither strictly for nor against either Buyer or Seller and without regard for the identity of the party initially preparing the same. Titles and captions are inserted for convenience only and shall not define, limit or construe in any way the scope or intent of this Agreement. References to sections are to sections as numbered in this Agreement unless expressly stated otherwise.

     11.6   GENDER.  As used in this Agreement, the masculine, feminine or
            ------
neuter gender and the singular or plural number shall each be deemed to include the others where and when the context so dictates.

     11.7   NO WAIVER.  A waiver by either party of a breach of any of the
            ---------
covenants, conditions or agreements to be performed by the other party shall not be construed as a waiver of any succeeding breach of the same or other covenants, conditions or agreements.

     11.8   MODIFICATIONS.  Any alteration, change or modification of or to this
            -------------
Agreement, in order to become effective, must be made in writing and in each instance signed on behalf of each party to be charged.

     11.9   SEVERABILITY.  If any term, provision, condition or covenant of this
            ------------
Agreement or its application to any party or circumstances shall be held, to any extent, invalid or unenforceable, the remainder of this Agreement, or the application of the term, provision, condition or covenant to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected, and shall be valid and enforceable to the fullest extent permitted by law.

     11.10  SURVIVAL.  All representations, warranties, indemnities, covenants
            --------
or agreements by either Buyer or Seller contained in this Agreement shall survive the Closing for a period of one year, except that any representation or warranty which is fraudulent when made shall survive for the period of the applicable statute of limitations., The representations, warranties, indemnities, covenants and agreements shall not be merged into any conveyance or instrument delivered at the Closing.

     11.11  MERGER OF PRIOR AGREEMENTS.  This Agreement contains the entire
            --------------------------
understanding between the parties relating to the transaction contemplated by this Agreement. All prior or contemporaneous agreements, understandings, representations and statements, whether direct or indirect, oral or written, are merged into and superseded by this Agreement, and shall be of no further force or effect.

     11.12  TIME OF ESSENCE.  Time is of the essence of this Agreement.
            ---------------

     11.13  COUNTERPARTS.  This Agreement may be signed in multiple counterparts
            ------------
which, when duly delivered and taken together, shall constitute a binding Agreement between all parties.

     11.14  EXHIBITS.  All exhibits attached to this Agreement are incorporated
            --------
herein by reference.

     11.15  COOPERATION OF PARTIES.  Each party agrees to cooperate in good
            ----------------------
faith with the other party in all aspects of accomplishing the intent of this Agreement, including but not limited to signing documents and taking other actions as may be reasonably necessary or proper for such purpose.

     11.16  NO THIRD PARTY BENEFICIARIES.  Except as otherwise expressly
            ----------------------------
provided herein, the provisions of this Agreement are intended to be solely for the benefit of the parties hereto, and the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties hereunder, to any person or entity other than the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              "SELLER":

                              WESTLAKE PLAZA PARTNERS,
                              a California limited partnership

                              By: Pacifica Real Estate Group, a California
                                  corporation, a General Partner


                              By:
                                  ----------------------------------------
                                  Name:
                                        ----------------------------------
                                  Title:
                                        ----------------------------------


                              "BUYER":

                              KILROY INDUSTRIES, a California corporation



                              By:
                                  ----------------------------------------
                                  Name:
                                        ----------------------------------
                                  Title:
                                        ----------------------------------


"ESCROW HOLDER:"

The undersigned acknowledges receipt
of this Agreement and agrees to act
in accordance with all applicable
provisions contained herein.

CONTINENTAL LAWYERS TITLE INSURANCE COMPANY



By:
    ------------------------------
  Name:
        --------------------------
  Title:
        --------------------------

                               TABLE OF EXHIBITS
                               -----------------


                                                                       Page
No.       Description                                               References
---       -----------                                               ----------

A         Legal description of Land                                       1

B         Map or depiction of Land                                        1

C         Escrow General Provisions                                       2

D         Grant Deed and D.T.T. Statement                                 7

E         Assignment of Leases                                         2, 7

F         General Assignment                                              7

G         Bill of Sale                                                    7

H         Rent Roll                                                 2, 5, 7

I         Tenant Estoppel Certificate                                     7

J         Landlord Estoppel Certificate                                   7

K         Seller's Notice to Tenants                                     18

                               Table of Exhibits
                               -----------------

                           LEGAL DESCRIPTION OF LAND
                           -------------------------



                               [To be provided]




                                  Exhibit "A"
                                  -----------

                           MAP OR DEPICTION OF LAND
                           ------------------------



                               [To be provided]



                                  Exhibit "B"
                                  -----------

                                  EXHIBIT "C"

                           GENERAL ESCROW PROVISIONS
                           -------------------------


1. All funds received in this escrow shall be deposited in a separate escrow fund account or accounts of _______________ TITLE COMPANY (for the benefit of the parties hereto) with one or more state or national banks duly qualified to do business in the State of California, so that each such account shall be fully insured at all times by the Federal Deposit Insurance Corporation, to the maximum extent permitted by law. All disbursements shall be made by check of ______________ TITLE COMPANY.

2. You are authorized to prepare, obtain, record and deliver the necessary instruments to carry out the terms and conditions of this escrow and to order to be issued at close of escrow the policy of title insurance as called for in these instructions. Close of escrow shall mean the date instruments are recorded.

3. All adjustments and prorations shall be made on the basis of a 30-day month.

4. If applicable, you are instructed to assign any fire and casualty insurance policy delivered to you and to secure any endorsements required in the performance of these instructions. You may assume that said policy is in full force and effect and that all premiums due have been paid.

5. Subject to the provisions of Section 15 below, you are not to be held accountable or liable for the sufficiency or correctness as to form, manner of execution, or validity of any instrument deposited in this escrow, nor as to the identity, authority or rights of any person executing the same. Your duties hereunder shall be limited to the proper handling of such money and the proper safekeeping of such instruments, or other documents received by you as escrow holder, and for the disposition of same in accordance with the written instructions accepted by you in this escrow.

6. You shall have no responsibility of notifying me or any of the parties to this escrow of any sale, resale, loan, exchange or other transaction involving any property herein described or of any profit realized by any person, firm or corporation in connection therewith, regardless of the fact that such transaction(s) may be handled by you in this escrow or in another escrow.

7. No notice, demand or change of instruction shall be of any effect in this escrow unless given in writing by all parties affected thereby and except as otherwise specifically provided in the Agreement to which these General Provisions are attached. In the event a demand for the funds on deposit in this escrow is made, not concurred in by all parties hereto, the escrow holder, regardless of who made demand therefor, may elect to do any of the following:

                                  Exhibit "C"
                                  -----------

      i. After three (3) business days from the date escrow holder was first notified that the escrow is to be cancelled and/or demand for funds was made, absent mutually concurring instructions providing for payment of funds and the disposition to be made of this escrow, the escrow holder may return all funds and documents to the parties depositing same, and without liability therefor.

      ii. Withhold and stop all further proceeding in, and performance of, this escrow pending a resolution of any conflict by and between the parties hereto.

      iii. File a suit in interpleader and obtain an order from the court allowing escrow holder to deposit all funds and documents in court and have no further liability hereunder, except for its own negligent or willful misconduct or any breach by escrow holder of any obligations in this Agreement.

8. If the conditions of this escrow have not been complied with at the time herein provided, you are nevertheless to complete the same as soon as the conditions (except as to time) have been complied with, unless Buyer has made written demand upon you for the return of money and instruments deposited by Buyer.

9. All parties hereto agree, jointly and severally, to pay on demand, as well as to indemnify and hold you harmless form and against all costs, damages, judgments, attorney's fees, expenses, obligations and liabilities of any kind or nature which, in good faith, you may incur or sustain in connection with this escrow, whether arising before or subsequent to the close of this escrow, except to the extent caused by the negligence or willful misconduct of the escrow holder.

10. Unless the Agreement otherwise provides or unless otherwise instructed by either Buyer or Seller, you are authorized to furnish copies of these instructions, any supplements or amendments thereto, notices of cancellation and closing statements to the attorneys, real estate broker(s) and lender(s), if any, named in this escrow.

11. These instructions may be executed in counterparts, each of which so executed, shall irrespective of the date of its execution and delivery be deemed an original, and said counterparts together shall constitute one and the same instrument.

12. These instructions shall become effective as an escrow only upon the delivery thereof to the escrow holder signed by all parties thereto.

13. Any funds abandoned or remaining unclaimed, after good faith efforts have been made by the escrow holder to return same to the party(ies) entitled thereto, shall be assessed a holding fee of $50.00 annually. After seven
      (7) years the amount thereafter remaining unclaimed may escheat to the State of California.

14. All documents, closing statements, and balances due the parties to this escrow are to be mailed by ordinary mail to said parties at the addresses shown opposite their signatures, unless otherwise instructed.

15. Notwithstanding the foregoing, if escrow holder is also acting as Title Company under this Agreement, nothing set forth in these General Escrow Provisions shall limit any liability set forth in the Title Policy provided in the Agreement.

16. For purposes of complying with Internal Revenue Code Section 6045(e), as amended effective January 1, 1991, escrow holder is hereby designated as the "person responsible for closing the transaction" and also as the "reporting person," for purposes of filing any information returns with the Internal Revenue Service concerning this transaction, as required by law.

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:
___________________________
___________________________
___________________________

MAIL TAX STATEMENTS TO:
___________________________
___________________________
___________________________



                                   GRANT DEED
                                   ----------



          FOR VALUE RECEIVED, _____________________________, a
____________________________________, hereby grants to
______________________________, a __________________________ ("Grantee") that certain real property and all improvements located thereon ("Property") situated in the City of _____________________________, _____________________ County,
described on Exhibit "A" attached hereto and by this reference incorporated herein.

SUBJECT TO:

          (a) A lien not yet delinquent for real property taxes against the Property.

          (b) The following liens, encumbrances, easements, rights of way, covenants, conditions and restrictions of record: [List all items as shown on the final approved Title Report.]

          IN WITNESS WHEREOF, the undersigned has executed this Grant Deed as of ___________________, 199_.

                              ______________________________,
                              a ____________________________



                              By: ___________________________
                              Name:__________________________
                              Its: __________________________

Escrow No:_____                   Exhibit "D"                    Title No.:_____
                             to Purchase Agreement
                             ---------------------

STATE OF CALIFORNIA    )
                       ) ss.
COUNTY OF ____________ )



          On ____________________, 199_, before me, ________________________,
Notary Public, personally appeared ____________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacities, and that by his/her/their authorized signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.



                              ____________________________
                              Notary Public

Escrow No:_____                   Exhibit "D"                    Title No.:_____
                             to Purchase Agreement
                             ---------------------

                             SEPARATE STATEMENT OF
                           DOCUMENTARY TRANSFER TAX
                           ------------------------


County Recorder
_____________ County

Dear Sir:

          In accordance with California Revenue and Taxation Code Section 11932, it is requested that this Statement of Documentary Transfer Tax due not be recorded with the attached deed, but be affixed to the deed after recordation and before return as directed on the deed.

          The deed names ___________________________________, a
__________________________ corporation, as Grantor, and
__________________________________, a ______________________,  as Grantee.  The
improvements being transferred are located in the County of ___________________, State of California.

          The amount of the documentary transfer tax due on the attached deed is _______________________________________ Dollars ($______________), computed on the full value of the improvements less encumbrances of record.

                              Very truly yours,

                              ______________________________,
                              a ____________________________



                              By: __________________________
                              Name: ________________________
                                  Its: _____________________

Escrow No:_____                   Exhibit "D"                    Title No.:_____
                             to Purchase Agreement
                             ---------------------

WHEN RECORDED RETURN TO:
Latham & Watkins
650 Town Center Drive
Twentieth Floor
Costa Mesa, California 92626-1918
Attention:  Bruce Tester

-----------------------------------------
            (Space above this line for County Recorder's use only)


                             ASSIGNMENT OF LEASES
                             --------------------


          THIS ASSIGNMENT OF LEASES ("Assignment") is dated as of
________________________, 19___, and is entered into by and between
______________________________________________, a __________________________
corporation ("Assignor"), and _______________________________
___________________________, a ______________________________ ("Assignee"), with reference to the following:

                               R E C I T A L S:
                               - - - - - - - -

          A. Assignor and Assignee have entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions ("Agreement") dated _____________, 19__, providing for the purchase by Assignee from Assignor of certain real property and improvements and personal property located thereon (collectively, the "Property") described in the Agreement. All capitalized terms not otherwise defined herein shall have the same meanings given to them in the Agreement.

          B. Assignor is the landlord under certain leases [described on Schedule "1" hereto] (herein, the "Leases") which Assignor has agreed to assign
------------
to Assignee upon its purchase of the Property.

          C. This Assignment is executed in order to effectuate as of the Closing Date the transfer to Assignee of all of Assignor's rights, title and interest in and to the Leases pursuant to the provisions of the Agreement.

          NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

          1.  Assignment.  As of the Closing Date, Assignor hereby assigns,
              ----------
conveys, transfers and sets over unto Assignee, its successors and assigns, free and clear any and all right, title and interest of Assignor, as landlord or otherwise, in and to the Leases for the remaining

                                  Exhibit "E"
                             to Purchase Agreement
                             ---------------------
term and all extensions thereof and to the rents set forth in the Leases, together with any and all rights and appurtenances thereto in any way belonging to Assignor, its successors and assigns. Assignor hereby warrants and defends unto Assignee, its successors and assigns, all such rights, title and interest in the foregoing documents against every person whosoever lawfully claiming all or any part thereof, subject to Assignee's covenants contained herein and all conditions contained in the foregoing documents to be performed and observed by Assignee.

          2.  Acceptance and Assumption.  Assignee hereby accepts and agrees to
              -------------------------
perform all of the terms, covenants and conditions of the Leases on the part of the landlord therein required to be performed from and after the Close of Escrow, as defined in the Agreement (but not prior thereto, which shall remain the obligation and responsibility of Assignor), including, but not limited to, the obligation to repay in accordance with the terms of each Lease to the tenant thereunder any security or other deposits.

          3.  Indemnification by Assignee.  Assignee shall indemnify, defend and
              ---------------------------
hold Assignor harmless from and against any and all claims, costs, demands, losses, damages, liabilities, lawsuits, actions and other proceedings in law or in equity or otherwise, judgments, awards and expenses of every kind and nature whatsoever, including, without limitation, attorneys' fees (collectively "Liabilities"), arising out of or relating to, directly or indirectly, in whole or in part, the Leases, occurring from and after the Close of Escrow.

          4.  Indemnification by Assignor.  Assignor shall indemnify, defend and
              ---------------------------
hold Assignee harmless from and against any and all Liabilities arising out of or relating to, directly or indirectly, in whole or in part, the Leases, occurring prior to the Close of Escrow.

          5.  Pre-Closing Rent and Operating Expenses.  Any rents or operating
              ---------------------------------------
expenses received by Assignor or Assignee after the Close of Escrow with respect to the Leases shall belong to and be paid over to Assignee, unless all current rents attributable to any period commencing on or after the Closing Date have been paid to Assignee, in which case all amounts attributable to periods preceding the Close of Escrow shall belong and be paid to Assignor.

          6.  Miscellaneous.  Assignor and Assignee each agrees to execute such
              -------------
other documents and perform such other acts as may be necessary or desirable to effectuate this Assignment. If either party brings any action or suit against the other arising from or interpreting this Agreement, the prevailing party in such action or suit shall, in addition to such other relief as may be granted, be entitled to recover its costs of suit and actual attorneys' fees, whether or not the same proceeds to final judgment. This Assignment shall be governed by and construed in accordance with the laws of the State of California, and shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns. This Assignment may be executed in multiple counterparts, all of which shall be but one and the same instrument, binding on all parties when all separately executed copies have been fully delivered.

                                  Exhibit "E"
                             to Purchase Agreement
                             ---------------------

          IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date and year first above written.

          "ASSIGNOR":        _______________________________________,
                             a _____________________________________



                             By:
                                 -----------------------------------
                             Name:
                                   ---------------------------------
                             Title:
                                   ---------------------------------



                             By:
                                 -----------------------------------
                             Name:
                                   ---------------------------------
                             Title:
                                   ---------------------------------



          "ASSIGNEE":        _______________________________________,
                             a _____________________________________


                             By:
                                 -----------------------------------
                             Name:
                                   ---------------------------------
                             Title:
                                   ---------------------------------


                             By:
                                 -----------------------------------
                             Name:
                                   ---------------------------------
                             Title:
                                   ---------------------------------

                              [SCHEDULE OF LEASES
                               ------------------



                          [To be provided by Seller]




                                 Schedule "1"
                            To Assignment of Leases]
                            -----------------------

                              GENERAL ASSIGNMENT
                              ------------------


          THIS GENERAL ASSIGNMENT ("Assignment") is executed as of ___________________________, 19___, by and between __________________________, a _________________ corporation ("Assignor"), and ______________________________
___________________________________________________________, a
_______________________________________ ("Assignee"), with reference to the following:

                               R E C I T A L S:
                               - - - - - - - -

          A. Assignor as of even date herewith conveyed to Assignee the real property, improvements and personal property located thereon (herein, "Property") more particularly described in and pursuant to that certain Agreement of Purchase and Sale and Joint Escrow Instructions (the "Agreement") dated _______________, 19___, by and between Assignor as "Seller," and Assignee, as "Buyer." All capitalized terms not otherwise defined herein shall have the same meaning given to them in the Agreement.

          B. In connection with the conveyance of the Property, Assignor and Assignee intend that all of Assignor's right, title and interest in and under any and all plans, specifications, maps, licenses, permits, guaranties, warranties, certificates, contracts, agreements and other instruments listed on Schedule "1" or otherwise pertaining in any way to the Property or stated
------------
herein, including but not limited to such of the foregoing as are listed on Schedule "1" hereto and such contracts and agreements as are set forth on
------------
Schedule "2" hereto (collectively, the "Plans, Permits and Contracts") shall be
------------
conveyed to Assignee as of the Closing.

          NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1.  Warranties and Guaranties.  Effective as of the Closing Date,
              -------------------------
Assignor hereby assigns, sets over, conveys and transfers to Assignee, free and clear, any and all of Assignor's right, title and interest in and to all guaranties, warranties, certificates, contracts and agreements from any contractors, subcontractors, vendors or suppliers regarding their performance, quality of workmanship and quality of materials supplied in connection with the construction, manufacture, development, installation and operation of any and all personal property, fixtures and improvements located on the Property.

          2.  Governmental Approvals and Certificates.  To the extent
              ---------------------------------------
permissible by law, Assignor hereby assigns, sets over, conveys and transfers to Assignee, free and clear, any and all of Assignor's right, title and interest in and under any zoning, use, occupancy and operating permits, and all other permits, licenses, approvals and certificates obtained in connection with the Property, including but not limited to such of the foregoing as are specifically set forth on Schedule "2" hereto.
             ------------

                                  Exhibit "F"
                             to Purchase Agreement
                             ---------------------

          3.  Plans and Specifications.  Assignor hereby assigns, sets over,
              ------------------------
conveys and transfers to Assignee, free and clear, any and all of Assignor's right, title and interest in and to all maps, plans, specifications and related documents prepared in connection with the development, construction and operation of any and all improvements located on the Property.

          4.  Contracts.  Assignor hereby assigns, sets over, conveys and
              ---------
transfers to Assignee, free and clear, all of Assignee's right, title and interest, if any, in and to all contracts pertaining to the use, maintenance, servicing or repair of the Property, including but not limited to such of the foregoing as are set forth specifically on Schedule "2" hereto.
                                           ------------

          5.  Acceptance. Assignee hereby accepts the foregoing assignments and
              ----------
agrees to assume and keep, perform and fulfill all of the terms, covenants, conditions, duties and obligations which are required to be kept, performed and fulfilled by the Assignor under the Plans, Permits and Contracts.

          6.  Indemnification by Assignor. Assignor shall indemnify, defend and
              ---------------------------
hold Assignee harmless from and against any and all claims, costs, demands, losses, damages, liabilities, lawsuits, actions and other proceedings in law or in equity or otherwise, judgments, awards and expenses of every kind and nature whatsoever, including, without limitation, attorneys' fees (collectively, "Liabilities") arising out of or relating to, directly or indirectly, in whole or in part, the Plans, Permits and Contracts occurring prior to the Close of Escrow, as defined in the Agreement.

          7.  Indemnification by Assignee.  Assignee shall indemnify, defend
              ---------------------------
and hold Assignor harmless from and against any and all Liabilities arising out of or relating to, directly or indirectly, in whole or in part, the Plans, Permits and Contracts occurring from and after the Close of Escrow.

          8.  Miscellaneous.  Assignor and Assignee each agrees to execute such
              -------------
other documents and perform such other acts as may be necessary or desirable to effectuate this Assignment. In the event of any action or suit by either party hereto against the other arising from or interpreting this Agreement, the prevailing party in such action or suit shall, in addition to such other relief as may be granted, be entitled to recover its costs of suit and actual attorneys' fees, whether or not the same proceeds to final judgment. This Assignment shall be governed by and construed in accordance with the laws of the State of California, and shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns. This Assignment may be executed in multiple counterparts, all of which when duly delivered taken together, shall be binding on all parties.

          IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date first above written.

          "ASSIGNOR":        _______________________________________,
                             a _____________________________________



                             By:
                                 -----------------------------------
                             Name:
                                   ---------------------------------
                             Title:
                                   ---------------------------------



                             By:
                                 -----------------------------------
                             Name:
                                   ---------------------------------
                             Title:
                                   ---------------------------------



          "ASSIGNEE":        _______________________________________,
                             a _____________________________________


                             By:
                                 -----------------------------------
                             Name:
                                   ---------------------------------
                             Title:
                                   ---------------------------------


                             By:
                                 -----------------------------------
                             Name:
                                   ---------------------------------
                             Title:
                                   ---------------------------------

                     LIST OF APPLICABLE PLANS AND PERMITS
                     ------------------------------------



                          [To be provided by Seller]



                                 Schedule "1"
                             To General Assignment
                             ---------------------

                             SCHEDULE OF CONTRACTS
                             ---------------------

Name of     Type of    Contract     Amendment      Date of      Monthly     How/When
Vendor      Service     Date        Date(s)       Expiration    Charges     Cancelled
-------     -------    --------     ---------     ----------    -------     ---------



                                 Schedule "2"
                             To General Assignment
                             ---------------------

                                 BILL OF SALE
                                 ------------
                              (Personal Property)

          FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, ____________________________, a California _____________
("Seller"), does hereby sell, transfer, and convey to _________________________, a ___________________ ("Buyer"), all right, title and interest in and to the following personal property which Seller warrants to be free and clear of all other claims, rights, interests or encumbrances, to-wit:

          The personal property being conveyed hereby is itemized on Schedule 1
                                                                     ----------
          attached hereto and incorporated herein by this reference.

          Seller does hereby covenant with and warrant to Buyer that the Seller is the lawful owner of such personal property, and that the Seller has good title and right to sell the same as provided for herein, and will warrant and defend the title thereto unto Buyer, its successors and assigns, against the claims and demands of all persons whosoever.

          DATED as of _______________, 199_.

                                                                      ,
                              ----------------------------------------
                              a California
                                           ---------------------------


                              By:
                                  ------------------------------------
                              Name:                                   ,
                                    ----------------------------------
                                   its general partner



                              By:
                                  ------------------------------------
                              Name:                                   ,
                                    ----------------------------------
                              Title:
                                    ----------------------------------

                                  Exhibit "G"
                             to Purchase Agreement
                             ---------------------

                        INVENTORY OF PERSONAL PROPERTY

                                  Schedule 1
                                  ----------


                                 Schedule "1"
                                to Bill of Sale
                                ---------------

                            RENT ROLL:  LEASES FOR

                             WESTLAKE PLAZA CENTER


                                                   Current                 Rent
           Tenant     Lease    Term       Term     Monthly      CAM        Paid      Security   Prepaid      Rent        Other
Suite #     Name      Date    Starts    Expires     Rent      Charges      Thru      Deposit     Rent     Arrearage    Defaults
-------    ------     ----    ------    -------     ----      -------      ----      -------     ----     ---------    --------
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

                                   RENT ROLL
                                  EXHIBIT "H"

                         TENANT'S ESTOPPEL CERTIFICATE
                         -----------------------------


TO:       ___________________________________
("Buyer") ___________________________________
          ___________________________________

FROM:     _____________________________________
"Lessee") _____________________________________
          _____________________________________

RE: Space Lease dated ____________________, 19__ (the "Lease") between Lessee and ________________________________ (the "Lessor"), covering the following space (the "Premises") within _____________________ located at ______________________, _________, CA (the "Property"):

          Suite # __________________.

          Lessee understands that Buyer is presently negotiating to purchase the Property, subject to the Lease, from Lessor. Lessee hereby certifies the following information with respect to the Lease, and agrees that Buyer, and its successors and assigns, may rely upon the same in purchasing the Property. [Note: Please write "NONE" or "NA" in any blanks below which do not apply.]
-----

     1. The Lease is in full force and effect, has not been modified, amended, extended or assigned except as specifically set forth on Schedule "1"
                                                                   ------------
          hereto, and constitutes the entire agreement between Lessor and Lessee. There are no other oral or side agreements or understandings between Lessor and Lessee respecting the Lease or the Property.

     2. The Lease termination date is ______________, ____. There is no oral or written agreement or understanding between Lessor and Lessee which would permit termination of the Lease prior to said termination date, except as provided in the Lease.

     3. Lessee is not in default, and Lessee knows of no default of Lessor, under the Lease or any circumstances which will, with the passage of time or the giving of notice, or both, become an event of default, as to either Lessor or Lessee. Specifically, Lessee has neither sent nor received written notice of any default by Lessor or Lessee under the Lease, which default remains uncured. Lessee is not asserting any claim of default, offset or defense against the payment or calculation of rent or other charges or expenses payable under the Lease by the

                                  Exhibit "I"
                             to Purchase Agreement
                             ---------------------

          Lessee, or any other claim against the Lessor under the Lease or regarding the Property.

     4. The current annual basic rental is $_________________. All basic rental has been paid to the end of the current month, which is ________________, 199_. The next regular agreed rental adjustment date is _____________, 199_.

     5. The most recent payment of percentage rent, if any, was $______________ made on _______________, 199_ covering the rental period of _______________, 199_ through ________________, 199_.  No such percentage rents are based upon the calculation of net profits, net income or the like under any ground sublease or space lease between Lessee and any sublessee, except as follows:____.

     6. Lessee is current in the payment of all other rents, assessments, taxes, repairs, maintenance (including common area maintenance) charges, insurance premiums, utilities or other charges or expenses or reimbursements to Lessor, as required under the Lease, except as follows: _______________________.

     7.   To Lessee's knowledge, except as shown on Schedule "1" hereto, Lessor
                                                    ------------
          has completed and paid for all work required of Lessor under the Lease and all leasing commission in connection with the lease, except as follows: ____________________________________________________________
          _____________________________________________________________________.

     8. Lessee has not prepaid any future rent in advance of its due date, except the amount of $_______________ for the rental period of __________________, 199_ through ______________, 199_.

     9. Lessor is holding Lessee's security deposit in the amount of $___________________, no portion of which has been applied to any obligation except as follows: _______________________________________
          _____________________________________________________________________.

    10. Lessee has no option to renew or extend the term of the Lease, or any right to purchase or otherwise acquire all or any part of the Property or any interest therein, and has not attempted to exercise any such option or right, except as follows: _________________________________
          _____________________________________________________________________.

                                  Exhibit "I"
                             to Purchase Agreement
                             ---------------------

    11. Lessee has not in any manner, as security or otherwise, assigned, pledged, encumbered or hypothecated its interest in the Lease.

          There is no sublease relating to the Premises or the Lease, except as follows: ____________________________________________________________
          _____________________________________________________________________.

    12. No action or proceeding has been instituted against Lessor by Lessee or is presently pending in any court or governmental agency. Lessee is not the subject of any bankruptcy, receivership, custodianship, reorganization, insolvency or other proceeding of a similar nature in any way related to the Land, and has not made an assignment for the benefit of its creditors.

    13. No guarantor of the Lease (or, to Lessee's best knowledge, any prior assignor of the Lease, except as shown on Schedule "1" hereto) has
                                                    ------------
          been released or discharged voluntarily from any obligation under or in connection with the Lease.

    14. Lessee has no knowledge, and no reasonable cause to believe, that (except for usual and customary cleaning agents, photocopy materials or similar substances used in the ordinary course) there has been any use, generation, discharge, release, storage or production on, under or about the Property or any groundwater thereunder of any of the following: any underground storage tanks, asbestos, PCBs, used formaldehyde, oils, petroleum or byproducts thereof or any other toxic waste, material or substance, as those or any similar terms are now or in the future used or defined in any state, local or federal laws, ordinances, regulations, orders or authorizations.

    15. The undersigned is duly authorized to execute and deliver this certificate, which is valid and binding on Lessee.



Dated: ___________________, 1992       Very truly yours,

                                       ----------------------------------------

                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                            -----------------------------------

                                  Exhibit "I"
                             to Purchase Agreement
                             ---------------------

                               [NAME OF PROJECT]


                                   All                                                 Assignor
Name of                  Lease     Amendment     All      Prior        Assignments     Released?
Lessee       Address     Date      Dates         Date     Assignee     Assignor        (Yes/No)
------       -------     -----     ---------     ----     --------     -----------     ---------



                                Schedule "1" to
                         Tenant's Estoppel Certificate
                         -----------------------------

                         SELLER'S ESTOPPEL CERTIFICATE
                         -----------------------------


TO:    _________________________________  ("Buyer")
       _________________________________
       _________________________________
       Attention:_______________________

FROM:  _________________________________  ("Seller")
       _________________________________
       _________________________________
       Attention:_______________________


RE: Space Lease dated ____________________, 19__, as amended (collectively, the "Lease") between ____________________________ as "Lessee" and Seller as "Lessor" or "Landlord" covering the following space (the "Premises") within the _____________________ located at ____________________, ______,
       CA (the "Property"):  Suite # __________.

       This Certificate is delivered in connection with Section 5.2.7 of that certain Purchase Agreement and Escrow Instructions (the "Agreement"), dated as of August __, 1992, between __________________, a California ____________ as
"Seller," and _______________________, a ______________________, as "Buyer,"
relating to the Property as therein described. All words and terms which are not otherwise defined herein shall have the same meanings given to them under said Purchases Agreement.

       With respect to the Lease described above as to which the Lessee thereunder has failed to provide an Estoppel Certificate containing all information in the form set forth on Exhibit "I" attached to the Purchase
                                     -----------
Agreement, and except as otherwise set forth in the Rent Roll, Seller hereby represents and warrants to Buyer that as of the date last set forth below:

  1. The Lease is in full force and effect, has not been modified, amended, extended or to Seller's knowledge assigned except as specifically set forth on Schedule "1" hereto, and constitutes the entire agreement
                ------------
       between Seller and Lessee. There are no other oral or side agreements or understandings between Seller and Lessee respecting the Lease or the Property.

  2. The Lease termination date is _________________, ____. There is no oral or written agreement or understanding between Seller and Lessee which would permit termination of the Lease prior to such termination date, except as may be otherwise provided in the Lease.

                                  Exhibit "J"
                             to Purchase Agreement
                             ---------------------

  3. Seller is not in default, and Seller knows of no default by Lessee, under the Lease, and does not know of any existing circumstances which will, with the passage of time or the giving of notice, or both, become an event of default under the Lease as to either Seller or Lessee. Specifically, Seller has neither sent nor received written notice of any default by Seller or Lessee under the Lease, which default remains uncured. Lessee has not delivered written notice to Seller of any claim of default, offset, concession, abatement, defense or other basis for relief or adjustment against the payment or calculation of rent or other charges or expenses payable under the Lease by the Lessee, or the performance of any other obligations under the Lease.

  4. The current annual basic rental is $_________________. All basic rental has been paid to the end of the current month, which is ________________, 199_, and no other future basic rental has been prepaid in advance of its due date, except the amount of $_______________ for the rental period of _____________, 199_ through _____________, 199_. The next regular agreed rental adjustment date is _____________, 199_.

  5. The most recent payment of percentage rent, if any, was $______________ made on _______________, 199_ with respect to the rental period of _______________, 199_ through ________________, 199_. No such percentage rents are based upon the calculation of net profits, net income or the like under any ground sublease or space lease between Lessee and any sublessee, except as follows: __________________________________________
       ________________________________________________________________________.

  6. To Seller's knowledge, Lessee is current in the payment of all other rents, assessments, taxes, repairs, maintenance (including common area maintenance) charges, insurance premiums, utilities or other charges or expenses or reimbursements to Seller, as required under the Lease, except as follows: _______________________.

  7.   Except as shown on Schedule "1"  hereto, Lessor has completed and paid
                          ------------
       for all tenant improvement work required of Seller under the Lease and all leasing commissions in connection with the Lease, except as follows:
       ________________________________________________________________________.

  8. Lessee has no option to renew or extend the term of the Lease, or any right to purchase or otherwise acquire all or any part of the Property or any interest therein, and has not attempted to exercise any such option or right, except as follows: ___________________________________________
       ________________________________________________________________________.

                                  Exhibit "J"
                             to Purchase Agreement
                             ---------------------

  9. No action or proceeding has been instituted against Seller by Lessee and is presently pending in any court or governmental agency. To Seller's best knowledge, Lessee is not the subject of any bankruptcy, receivership, custodianship, reorganization, insolvency or other proceeding of a similar nature in any way related to the Premises, and has not made an assignment for the benefit of its creditors.

  10. There is no security deposit under the Lease other than as set forth on the Rent Roll, and none has been applied to any obligation of Lessee.

  11. Neither the Lease nor any rents or other payments thereunder have been assigned, pledged, encumbered or hypothecated by Seller, as security or otherwise, except for such assignment, pledge or encumbrance as will be satisfied and released at the Closing.

  12. No guarantor of the Lease (or, to Seller's best knowledge, any prior assignee of the Lease, except as shown on Schedule "1" hereto) has been
                                                 ------------
       released or discharged voluntarily from any obligation under or in connection with the Lease.

  13. Seller has no knowledge, and no reasonable cause to believe, that (except for usual and customary cleaning agents, photocopy materials or similar substances used in the ordinary course) there has been any unlawful use, generation, discharge, release, storage or production on, under or about the Property or any groundwater thereunder of any of the following: any underground storage tanks, asbestos, PCBs, used formaldehyde, oils, petroleum or byproducts thereof or any other toxic waste, material or substance, as those or any similar terms are now or in the future used or defined in any state, local or federal laws, ordinances, regulations, orders or authorizations (herein, "Laws"). No liens have been or are imposed upon the Property under any such Laws, and Lessee has not released any other person or entity from any liability for any such environmental matters.

  14. The Lease is fully assignable by Lessor without the necessity of obtaining consent from any Lessee or other third party.

                                  Exhibit "J"
                             to Purchase Agreement
                             ---------------------

  15. The undersigned is duly authorized to execute and deliver this certificate, which is valid and binding on Seller.



Dated: ___________________, 1992       Very truly yours,

                                       ______________________________,
                                       a California _________________

                                       By:
                                             ------------------------
                                       Name:
                                             ------------------------
                                       Title:
                                             ------------------------

                                       By:
                                             ------------------------
                                       Name:
                                             ------------------------
                                       Title:
                                             ------------------------



                                  Exhibit "J"
                             to Purchase Agreement
                             ---------------------

                                  Exhibit "K"

                            (Intentionally Omitted)